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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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City National Corporation
(Name of Registrant as Specified In Its Charter)

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Reg. § 240.14a-101. Notes:
	A.	Where any item calls for information with respect to any matter to be acted upon and such matter involves other matters with respect to which information is called for by other items of this schedule, the information called for by such other items shall also be given. For example, where a solicitation of security holders is for the purpose of approving the authorization of additional securities which are to be used to acquire another specified company, and the registrants' security holders will not have a separate opportunity to vote upon the transaction, the solicitation to authorize the securities is also a solicitation with respect to the acquisition. Under those facts, information required by Items 11, 13 and 14.

CITY NATIONAL CORPORATION
City National Center
400 North Roxbury Drive
Beverly Hills, California 90210
(310) 888-6000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 23, 2003

TO THE STOCKHOLDERS:

        City National Corporation (the "Corporation") will hold its Annual Meeting of Stockholders at City National Center, 400 North Roxbury Drive, Beverly Hills, California on Wednesday, April 23, 2003, at 4:30 p.m.

        At the annual meeting, we will consider the following proposals:

          1.    Election of Directors. The election of directors to hold office for three years, or until their respective successors have been elected and qualified; and

          2.    Other Business. The transaction of such other business as may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

        The Board of Directors has fixed the close of business on February 28, 2003 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting or any postponement or adjournment of the annual meeting.

        You are cordially invited to attend the 2003 Annual Meeting of Stockholders of City National Corporation. Whether you plan to attend the annual meeting or not, we urge you to sign, date and return the enclosed proxy card in the postage paid envelope provided, so that as many shares as possible may be represented at the annual meeting. The vote of every stockholder is important and your cooperation in returning your executed proxy promptly will be appreciated. Each proxy is revocable and will not affect your right to vote in person if you attend the annual meeting.

        We appreciate your continuing support and look forward to seeing you at City National Corporation's Annual Meeting.

                      Sincerely,

BRAM GOLDSMITH	RUSSELL GOLDSMITH
Chairman of the Board	Vice Chairman and Chief Executive Officer

Beverly Hills, California
March 24, 2003

CITY NATIONAL CORPORATION
City National Center
400 North Roxbury Drive
Beverly Hills, California 90210
(310) 888-6000

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
ELECTION OF DIRECTORS	4
BOARD OF DIRECTORS COMMITTEES	6
PRINCIPAL HOLDERS OF COMMON STOCK	7
SECURITY OWNERSHIP OF MANAGEMENT	9
City National Corporation	9
CN Real Estate Investment Corporation	11
CN Real Estate Investment Corporation II	12
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	13
Summary Compensation Table	13
Employment Contracts, Change of Control Agreements and Termination Arrangements	14
Stock Option Plans	17
COMPENSATION OF DIRECTORS	19
EQUITY COMPENSATION PLAN INFORMATION	20
COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	21
REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE	21
Overall Philosophy	21
Stockholder Return Graph	22
Chief Executive Officer	23
Other Executive Officers	23
Statement Regarding Deductibility	24
Additional Corporate Governance Developments	25
REPORT BY THE AUDIT COMMITTEE	26
CERTAIN TRANSACTIONS	27
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	28
INDEPENDENT AUDITORS	28
STOCKHOLDER PROPOSALS	29
APPENDIX A CITY NATIONAL CORPORATION COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE CHARTER	A-1
APPENDIX B CITY NATIONAL CORPORATION AUDIT COMMITTEE CHARTER	B-1

CITY NATIONAL CORPORATION
City National Center
400 North Roxbury Drive
Beverly Hills, California 90210
(310) 888-6000

ANNUAL MEETING OF STOCKHOLDERS ON APRIL 23, 2003

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

        This proxy statement is being provided in connection with the Annual Meeting of Stockholders of City National Corporation (the "Corporation"). We believe our question and answer format facilitates understanding of the general information about the annual meeting and voting procedures.

1.	Q.	Why did you send me this proxy statement?
	A.	We sent you this proxy statement because the Board of Directors of the Corporation is soliciting your proxy to vote at the 2003 Annual Meeting of Stockholders.
2.	Q.	When is this proxy statement being mailed to stockholders?
	A.	This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about March 24, 2003.
3.	Q.	Who is paying for this solicitation?
A.
The Corporation will pay the cost of preparing, assembling and mailing the notice of the annual meeting, the proxy statement and the accompanying proxy card and for the solicitation of proxies. In addition to our solicitation by mail, certain directors, officers and employees who will receive no additional compensation for their services may solicit proxies in person or by telephone, telegraph or facsimile. We will pay brokers and others who hold our common stock in their name for the expenses of forwarding the proxy materials to their principals.
4.	Q.	What may I vote on?
	A.	You are being asked to vote on the election of nominees to serve on the Corporation's Board of Directors.
5.	Q.	How does the Board of Directors recommend I vote?
	A.	The Board of Directors recommends a vote FOR each of the nominees.
6.	Q.	Who is entitled to vote?
	A.	Only stockholders of record on the Record Date, February 28, 2003, may vote at the annual meeting.
7.	Q.	How many shares can vote?
	A.	At the close of business on the Record Date, there were 48,720,375 shares of the Corporation's common stock outstanding. Each stockholder is entitled to one vote for each share of common stock owned.

8.	Q.	How many shares must be represented at the annual meeting to constitute a "quorum"?
A.
A majority of the outstanding shares must be present at the annual meeting, either in person or represented by proxy, to constitute a "quorum." There must be a quorum for the Annual Meeting to be held. If you return a signed proxy card, you will be counted as being present, even if you abstain from voting. Broker non-votes will also be counted as being present for purposes of determining a quorum.
9.	Q.	How are matters approved or disapproved?
	A.	The four nominees for election as a director who receive the highest number of affirmative votes will be elected.
10.	Q.	What do I have to do to vote?
A.
You may vote by signing and dating each proxy card you receive and returning it in the enclosed postage paid envelope. If you mark the proxy card to show how you wish to vote, your shares will be voted as you direct. If you return a signed proxy card but do not mark the proxy card to show how you wish to vote, your shares will be voted FOR each of the Board of Directors' nominees for election as directors. You may change or revoke your vote at any time before it is counted at the annual meeting by:
(i) notifying our Secretary at the address shown above; (ii) attending the annual meeting and voting in person; or (iii) submitting a later dated proxy card.
11.	Q.	What do I have to do to vote my shares if they are held in the name of my broker?
A.
If your shares are held by your broker, sometimes called "street name" shares, you should receive a form from your broker asking you how you want to vote your shares. If you do not give instructions to your broker, your broker will vote your shares at its discretion on your behalf.
12.	Q.	How will voting on any other business be conducted?
A.
We do not know of any business to be considered at the annual meeting other than the election of directors described in this proxy statement. Because we were not notified of any other business to be presented at the annual meeting on or before February 7, 2003, if any other business is presented at the annual meeting, the person named on the proxy card, your designated proxy will vote on such matter at his discretion. Any matter other than the election of directors must receive affirmative votes from at least a majority of the shares voting in order to be approved.
13.	Q.	Who can attend the annual meeting?
A.
Any stockholders entitled to vote at the annual meeting may attend the annual meeting. If you hold "street name" shares and would like to attend the annual meeting, please write to our Secretary at the address shown above or e-mail to Martha.Drain@cnb.com, identifying yourself as a beneficial owner of our common stock, and we will add your name to the guest list.
14.	Q.	How do I get more information about you?
A.
With this proxy statement, we are also sending you our 2002 Summary Annual Report and our Annual Report for the year ended December 31, 2002, which includes our financial statements. If you did not receive them, we will send them to you without charge. The Annual Report includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing them will be your responsibility. Please write to:
Stephen McAvoy City National Bank City National Center 400 North Roxbury Drive Beverly Hills, California 90210
You may also send your request by facsimile to (213) 347-2645 or by e-mail to Steve.McAvoy@cnb.com.

In addition, we maintain a home page on the Internet at www.cnb.com. We make our web site available for information purposes only and it should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. We make our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports available free of charge through our web site as soon as reasonably practicable after we electronically file that material with, or furnish it to, the SEC. You can learn more about us by reviewing our SEC filings on our web site. Our SEC reports can be accessed through the investor relations page of our web site. The SEC also maintains a web site at www.sec.gov that contains reports, proxy statements and other information regarding SEC registrants.

ELECTION OF DIRECTORS

        As of the date of this Proxy Statement, the Board of Directors of the Corporation currently consists of twelve members, who are divided into three classes. Directors are elected for terms ending at the third annual meeting following the directors' election. Kenneth L. Coleman was appointed by the Board of Directors as a new Class I director and commenced service as of February 28, 2003. He fills a vacancy on the Board of Directors created by the resignation of Director Bill Richardson on June 4, 2002. Bill Richardson resigned from the Board of Directors in order to dedicate his undivided time and attention to his gubernatorial campaign in New Mexico. Mr. Richardson was elected governor of New Mexico on November 5, 2002 and took office January 1, 2003. Peter M. Thomas was appointed by the Board of Directors as a new Class I director effective March 24, 2003. Kenneth L. Coleman and Peter M. Thomas are included among the directors nominated for election as Class I directors at the April 2003 annual meeting. The term of office of the current Class I directors will expire upon election and qualification of their successors. At the annual meeting, four nominees will be elected to serve as Class I directors.

        The four nominees recommended by the Board of Directors for election as directors (all of whom are currently directors) are set forth below. If one or more of such nominees unexpectedly becomes unavailable to serve as a director, the proxies may be voted for one or more substitute nominees selected by the Board of Directors, or the authorized number of directors may be reduced. If the authorized number of directors is reduced for any reason, the proxies will be voted for the election of the remaining nominees named in this proxy statement. To the best of the Corporation's knowledge, all nominees are and will be available to serve as directors.

        Nominations for the election of directors may be made by a stockholder entitled to vote for the election of directors by submitting a notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 60 days prior to the first anniversary of the date of the last meeting of the stockholders of the Corporation called for the election of directors. For the 2004 Annual Meeting of Stockholders, nominations must be received by February 21, 2004. The notice must include: (i) the name, age, business address and, if known, the residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the number of shares of stock of the Corporation beneficially owned by the nominee and (iv) other information that would be required by federal securities laws and regulations for an individual nominated by the Board of Directors. The Corporation did not receive any such nominations for the 2003 annual meeting.

        Each of the current directors is also a director of City National Bank (the "Bank"), a wholly owned subsidiary of the Corporation.

        The nominees for election as Class I directors, and the Class II and Class III directors who will continue in office after the annual meeting until the expiration of their respective terms, and information about them as of March 24, 2003, are as follows:

Nominees for Election as Class I Directors

Name	Age	Principal Occupation and Other Directorships	Director of Bank Since	Director of Corporation Since
Class I Directors
George H. Benter, Jr.	61	President, City National Corporation since 1993; President and Chief Operating Officer, City National Bank since 1992; Director, The Wet Seal, Inc.	1992	1993
Kenneth L. Coleman	60	Founder, Chairman and Chief Executive Officer, ITM Software Corporation since May 2002; From 1987 until June 2001, held various positions including Executive Vice President of Global Sales, Servicing and Marketing with Silicon Graphics, Inc.; Director, MIPS Technologies, and United Online.	2003	2003

Peter M. Thomas	53	Managing Partner, Thomas & Mack Co., a commercial real estate development company; From 1992 to 1995 served as President and Chief Operating Officer of Bank of America-Nevada; from 1982 to 1992 served as President and Chief Operating Officer of Valley Bank of Nevada; Director, Coast Casinos Inc.	2003	2003
Andrea L. Van de Kamp	59	Senior Vice President and Chairman, West Coast Operations, Sotheby's, auction house, since January 1997	1994	1994

Directors Continuing in Office

Name	Age	Principal Occupation and Other Directorships	Director of Bank Since	Director of Corporation Since
Class II Directors
Russell Goldsmith(1)	53	Vice Chairman and Chief Executive Officer, City National Corporation since October 1995; Chairman of the Board and Chief Executive Officer, City National Bank since October 1995.	1978	1979
Michael L. Meyer	64	Chief Executive Officer, Michael L. Meyer Company, real estate consulting and investment company, since October 1999; Managing Partner, Orange County, Ernst & Young LLP Real Estate Group, 1974 to 1998; Director, William Lyon Homes and Cornerstone Ventures	1999	1999
Ronald L. Olson	61	Partner, Munger, Tolles & Olson, law firm, for more than the past five years; Director, Edison International, Berkshire Hathaway, Inc., Pacific American Income Shares, and Western Asset Investment Trust.	2001	2001
Class III Directors
Richard L. Bloch	73	President, Piñon Farm, Inc., for more than the past five years; real estate investor and former Chairman of the Board, Columbus Realty Trust from December 1993 through October 1997; Co-management partner CLB Partners from 1997 to present.	1974	1979
Bram Goldsmith(1)	80	Chairman of the Board, City National Corporation, for more than the past five years.	1964	1969
Bob Tuttle	59	Managing Partner, Tuttle-Click Automotive Group since 1989; formerly, Director of Arizona Bank, 1989-1999, and Assistant to the President and Director of Presidential Personnel, The White House, 1985-1989.	2002	2002
Kenneth Ziffren	62	Senior Partner, Ziffren, Brittenham, Branca, Fischer, Gilbert-Lurie & Stiffelman LLP, law firm, for more than the past five years; Director, Panavision, Inc.	1989	1989

(1)
Russell Goldsmith is the son of Bram Goldsmith.

        The Board of Directors held ten meetings during 2002. All directors attended at least 75 percent of the meetings held during 2002 by the Board of Directors and the committees on which they served with the exception of Bob Tuttle who attended seven of the ten Board meetings.

BOARD OF DIRECTORS COMMITTEES

        The Board of Directors has the following committees: a Compensation, Nominating & Governance Committee; an Audit Committee; a Directors Trust Committee; and a Community Reinvestment Act Committee. By resolution of the Board of Directors on October 23, 2002, the scope of the former Compensation and Directors' Nominating Committee was expanded to include Governance issues. This action was taken by the Board of Directors consistent with the spirit of recent developments and proposals for improved governance recommended by the New York Stock Exchange ("NYSE") and because the Board believes that corporate governance and the highest standards of business ethics and practices are vital to the success of the Corporation. As a result of this action by the Board of Directors, the Compensation and Directors' Nominating Committee became the Compensation, Nominating & Governance Committee. The expansion of the scope of the Committee is reflected in the revised Charter of the Committee attached as Appendix A.

        At the beginning of January 2002 the Compensation, Nominating & Governance Committee, as it is now known, was composed of Charles E. Rickershauser (Chairman), Michael L. Meyer and Ronald L. Olson. In February of 2002, Richard L. Bloch became a member of the Committee and Ronald L. Olson ceased being a member. On April 24, 2002, Charles E. Rickershauser retired, and Richard L. Bloch and Michael L. Meyer were re-appointed to the Committee and Mr. Bloch was named as Chairman. The Compensation, Nominating & Governance Committee acts upon matters of compensation, selects and recommends to the Board of Directors nominees for positions on the Corporation's Board of Directors, and is responsible for oversight of all director and officer governance matters. The Compensation, Nominating & Governance Committee of the Bank is composed of the same individuals and acts jointly as the Compensation, Nominating & Governance Committee of the Corporation. The Committees met jointly 3 times during 2002.

        The Audit Committee is composed of Kenneth Ziffren (Chairman), Richard L. Bloch, Stuart D. Buchalter, and Michael L. Meyer. By action of the Board of Directors, Michael L. Meyer became a member of the Committee on October 23, 2002. The Audit Committee monitors significant accounting and financial reporting policies, approves services rendered by the Corporation's independent auditors, reviews audit and management reports and is responsible for approving the appointment of independent auditors and the fees payable for their services. The Audit Committee also functions as the audit and examining committee of the Bank. The Committee met eighteen times during 2002. The Audit Committee has identified Michael L. Meyer as the "Audit Committee Financial Expert" as defined in the Securities and Exchange Commission's (the "SEC's") rulemaking in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The Board of Directors, in its business judgment, has determined that Mr. Meyer is an "independent director" in accordance with the current and proposed listing standards of the NYSE and Section 301 of the Sarbanes-Oxley Act and proposed rules thereunder. Recent changes in the law as a result of the Sarbanes-Oxley Act, and various orders issued by the Securities and Exchange Commission, as well as proposed changes to the NYSE Listing Standards, have resulted in the need for changes to the Audit Committee Charter. The Board of Directors revised the Charter of the Audit Committee on March 19, 2003. A copy of the revised Charter is attached as Appendix B. A more complete description of the powers and responsibilities of these Committees is set forth in the revised Charters.

PRINCIPAL HOLDERS OF COMMON STOCK

        The following table sets forth information as of January 31, 2003 regarding the beneficial owners of more than five percent of the outstanding shares of the Corporation's common stock. To the Corporation's knowledge, based on the absence of filings which beneficial owners of more than five percent of the outstanding shares of the Corporation's common stock are required to make with the Securities and Exchange Commission, there are no other beneficial owners of more than five percent of the outstanding shares of the Corporation's common stock. Except as otherwise noted in the footnotes below, each of these persons or entities had sole voting and investment power with respect to the Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percent of Class (2)
Bram Goldsmith: 400 North Roxbury Drive Beverly Hills, CA 90210	6,745,725		13.78%
Goldsmith Family Partnership	2,920,113	(3)
Bram and Elaine Goldsmith, Trustees of the Bram and Elaine Goldsmith Family Trust	2,943,713	(4)
Elaine and Bram Goldsmith, Trustees of the Elaine Goldsmith Revocable Trust	567,989
Bram Goldsmith	60,399	(5)
Goldsmith Family Foundation	239,780	(6)
Oak Trust A	13,731	(7)
Russell Goldsmith: 400 North Roxbury Drive Beverly Hills, CA 90210	4,999,489		10.21%
Goldsmith Family Partnership	2,920,113	(3)
The Russell Goldsmith Trust	424,293	(4)
Russell Goldsmith, Trustee of Maple Trusts I and II, Pine Trusts I and II	310,148
Goldsmith Family Foundation	239,780	(6)
Russell Goldsmith	1,039,160	(8)
B.N. Maltz Foundation	58,495	(9)
MKB Co. Ltd.	7,500	(10)
FMR Corp: 82 Devonshire Street Boston, MA 02109	2,883,629	(11)	5.89%

(1)
Includes shares subject to options which are presently exercisable or which will become exercisable within 60 days after January 31, 2003.

(2)
Based on 48,953,498 shares of Common Stock issued and outstanding at January 31, 2003.

(3)
The Goldsmith Family Partnership is a limited partnership of which the general partners include the Bram and Elaine Goldsmith Family Trust and the Russell Goldsmith Trust, of which Russell

  Goldsmith is the sole trustee. The Bram Goldsmith Group and the Russell Goldsmith Group disclaim beneficial ownership of the shares held by the Goldsmith Family Partnership except to the extent of Bram Goldsmith's and Russell Goldsmith's respective pecuniary interest in the partnership.

(4)
Excludes the 2,920,113 shares identified as being held by the Goldsmith Family Partnership which the Bram and Elaine Goldsmith Family Trust and the Russell Goldsmith Trust respectively may be deemed to beneficially own as a general partner of the Goldsmith Family Partnership.

(5)
Shares allocated to Bram Goldsmith's account under the City National Corporation Profit Sharing Plan.

(6)
The Goldsmith Family Foundation is a tax-exempt charitable foundation of which Bram Goldsmith and Russell Goldsmith are directors. Bram Goldsmith and Russell Goldsmith each disclaims beneficial ownership of these shares.

(7)
Represents shares held in a trust for the benefit of a member of the family of Bram Goldsmith for which Bram Goldsmith is the sole trustee.

(8)
Includes 2,326 shares allocated to Russell Goldsmith's account under the City National Corporation Profit Sharing Plan and 1,036,834 stock options exercisable within 60 days after January 31, 2003.

(9)
The B. N. Maltz Foundation is a tax-exempt charitable foundation of which Russell Goldsmith is a director. Russell Goldsmith disclaims beneficial ownership of these shares.

(10)
The MKB Co. Ltd., is a limited liability company of which Russell Goldsmith's spouse is the managing member. The number of shares of City National Corporation held by MKB Co. Ltd. exceeds her pecuniary interest therein. Russell Goldsmith disclaims beneficial ownership of these shares.

(11)
Based solely upon information contained in a Form 13G filing with the Securities and Exchange Commission on February 13, 2003. Of the 2,883,629 shares beneficially owned by FMR Corp, it has sole voting power only as to 1,439,129 shares. The Schedule 13G states that Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp., and an investment advisor registered under the Investment Advisors Act of 1940, is the beneficial owner of 1,444,800 shares as a result of acting as investment advisor to various companies registered under the Investment Company Act of 1940 and that FMR Corp. does not have the sole power to vote or direct the voting of shares owned directly by the Fidelity Funds. The "Percent of Class" calculation in the table was made using the 2,883,629 shares reported as beneficially owned in the Form 13G filing, and the 48,953,498 shares of Corporation stock outstanding as of January 31, 2003.

SECURITY OWNERSHIP OF MANAGEMENT

City National Corporation

        The information below sets forth the number of shares of the Corporation's common stock beneficially owned as of January 31, 2003 by each of the current directors, the nominees recommended by the Board of Directors for election as directors, each of the individuals included in the "Summary Compensation Table" below and all current directors, nominees and executive officers as a group. Except as otherwise noted in the footnotes below, each of these persons had sole voting and investment power with respect to the Common Stock beneficially owned by him or her.

	(a)		(b)		(c)
Name or Number of Persons in Group	Number of Shares of Common Stock Beneficially Owned(1)		Options(2)		Total		Percent of Class
George H. Benter, Jr.	63,614	(3)	250,628		314,242		*
Richard L. Bloch	151,805	(4)	—		151,805		*
Stuart D. Buchalter	15,054	(5)	—		15,054		*
Jan R. Cloyde	26,805	(6)	49,562		76,367		*
Kenneth L. Coleman	—	(7)	—		—		—
Bram Goldsmith	6,745,725	(8)	—		6,745,725		13.78%
Russell Goldsmith	3,962,655	(9)	1,036,834		4,999,489		10.21%
Michael L. Meyer	3,500		1,000		4,500		*
Ronald L. Olson	10,000	(10)	1,000		11,000		*
Frank P. Pekny	73,620	(11)	141,224		214,844		*
Peter M. Thomas	2,500		—		2,500		*
Bob Tuttle	1,000		500		1,500		*
Andrea L. Van de Kamp	5,108	(12)	—		5,108		*
Kenneth Ziffren	22,048	(13)	—		22,048		*

All Directors, Nominees and Executive Officers as a group (18 persons)	7,969,584	(1,3-15)	1,573,248	(2,14)	9,542,832	(1-15)	19.49%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than one percent of the outstanding shares of the Corporation's common stock.

(1)
Excludes shares subject to options that are referred to in the adjacent column.

(2)
Represents shares subject to options which are presently exercisable or which will become exercisable within 60 days after January 31, 2003.

(3)
George Benter has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(4)
Richard Bloch has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(5)
Includes 375 shares owned by Stuart Buchalter's wife individually. Mr. Buchalter disclaims beneficial ownership of these shares.

(6)
Includes 3,505 shares allocated to Jan Cloyde's account under the City National Corporation Profit Sharing Plan.

(7)
Kenneth Coleman owned no shares as of January 31, 2003, but acquired 50 shares on February 13 2003. His service commenced on February 28, 2003.

(8)
Includes 13,731 shares owned by Oak Trust A, of which a member of the family of Bram Goldsmith is the beneficiary and Bram Goldsmith is the sole trustee and shared voting and investment power as follows: (i) 2,920,113 shares owned by the Goldsmith Family Partnership, (ii) 2,943,713 shares owned by the Bram and Elaine Goldsmith Family Trust, of which Bram Goldsmith is a co-trustee (excluding the 2,920,113 shares owned by the Goldsmith Family Partnership of which the Bram and Elaine Goldsmith Family Trust is a general partner), (iii) 567,989 shares owned by the Elaine Goldsmith Revocable Trust, of which Bram Goldsmith is a co-trustee, (iv) 239,780 shares owned by the Goldsmith Family Foundation, a charitable foundation of which Bram Goldsmith is a director, and (v) 60,399 shares allocated to Bram Goldsmith's account under the City National Corporation Profit Sharing Plan. Shares owned by the Goldsmith Family Partnership and the Goldsmith Family Foundation are also shown as being beneficially owned by Russell Goldsmith. Bram Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Partnership except to the extent of his pecuniary interest therein, and the Goldsmith Family Foundation.

(9)
Includes 424,293 shares owned by the Russell Goldsmith Trust, of which Russell Goldsmith is the sole trustee (excluding the 2,920,113 shares owned by the Goldsmith Family Partnership of which the Russell Goldsmith Trust is a general partner) and 310,148 shares owned by other trusts of which Russell Goldsmith is the sole trustee, and shared voting and investment power as follows: (i) 2,920,113 shares owned by the Goldsmith Family Partnership, (ii) 239,780 shares owned by the Goldsmith Family Foundation, a charitable foundation of which Russell Goldsmith is a director, (iii) 58,495 shares owned by the B.N. Maltz Foundation, a charitable foundation of which Russell Goldsmith is a director, (iv) 2,326 shares allocated to Russell Goldsmith's account under the City National Corporation Profit Sharing Plan, and (v) 7,500 shares owned by MKB Co. Ltd, a limited liability company of which Russell Goldsmith's spouse is the managing member; the number of shares of City National Corporation held by MKB Co. Ltd. exceeds her pecuniary interest therein. Shares owned by the Goldsmith Family Partnership and the Goldsmith Family Foundation are also shown as being beneficially owned by Bram Goldsmith. Russell Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Partnership except to the extent of his pecuniary interest therein, the Goldsmith Family Foundation, the B.N. Maltz Foundation and the MKB Co. Ltd.

(10)
Ronald Olson has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(11)
Frank Pekny has shared voting and investment power in 67,482 of these shares that are held in joint tenancy with his wife. Also includes 6,138 shares allocated to Frank Pekny's account under the City National Corporation Profit Sharing Plan.

(12)
Andrea Van de Kamp has shared voting and investment power in 4,008 of these shares that are held in a trust of which she is a co-trustee.

(13)
Kenneth Ziffren has shared voting and investment power in 15,786 of these shares that are held in joint tenancy.

(14)
In addition to the ownership disclosed for the persons identified in the Security Ownership of Management table, the beneficial ownership by four additional officers of the Bank who are designated as "Executive Officers" of the Corporation is disclosed in the totals for Columns (a), (b) and (c) of the table. "Executive Officers" means those individuals designated as such for purposes of Section 16 of the Securities Exchange Act of 1934. The number of shares beneficially owned by the Executive Officers is as follows: Column (a) 43,076 solely owned shares, plus 2,967 shares allocated to the officers' accounts under the City National Corporation Profit Sharing Plan; Column (b) 92,500 shares subject to options (see footnote 2; and Column (c) the 138,543 shares included in the Column (a) and Column (b) totals for the Executive Officers.

(15)
The sum total for this column reflects appropriate elimination of duplicates attributable to both Russell and Bram Goldsmith under the Goldsmith Family Partnership and the Goldsmith Family Foundation (See footnotes 8 and 9).

CN Real Estate Investment Corporation

        In 2001, CN Real Estate Investment Corporation, an indirect wholly-owned subsidiary of the Corporation ("Subsidiary I"), sold in a private placement 33,933 shares of its 8.5% Series A Non-Cumulative Preferred Shares (the "Series A Shares") for $100 per share. In 2002, Subsidiary I, sold in a private placement 6,828 shares of its 8.5% Series B Non-Cumulative Preferred Shares (the "Series B Shares") for $1,000 per share. The Series A and Series B Shares vote on a share for share basis with the common shares of Subsidiary I and are not convertible into common stock of Subsidiary I. Subsidiary I intends to continue to operate as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended, by investing primarily in participation interests in a portion of the Bank's portfolio of loans secured, in whole or in part, by real estate and leasehold improvements which generate net income.

        The information below sets forth the number of Series A Shares and of Series B Shares beneficially owned as of January 31, 2003 by each of the current directors, the nominees recommended by the Board of Directors for election as directors, each of the individuals included in the "Summary Compensation Table" below and all current directors, nominees and executive officers as a group. Except as otherwise noted in the footnotes below, each of these persons had sole voting and investment power with respect to the Series A and Series B Shares owned by him or her.

Name or Number of Persons in Group	Series A Shares Beneficially Owned		Series A Percent Of Class *	Series B Shares Beneficially Owned		Series B Percent Of Class *
Bram Goldsmith	1,100	(1)	3.24%	800	(2)	11.72%
Russell Goldsmith	800	(3)	2.36%	250	(4)	3.66%
Frank P. Pekny	30	(5)	*	—		*

All Directors, Nominees and Executive Officers as a group (6 persons)	1,928	(1,3,5,6)	5.68%	1,210	(2,4)	17.72%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than one percent of the outstanding shares of the Subsidiary's preferred stock.

(1)
Includes 500 Series A shares owned by the Goldsmith Family Foundation, a charitable foundation of which Bram Goldsmith is a director and 600 Series A shares owned by trusts of which members of the family of Bram Goldsmith are the beneficiaries and Bram Goldsmith is the sole trustee. Shares owned by the Goldsmith Family Foundation are also shown as being beneficially owned by Russell Goldsmith. Bram Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Foundation.

(2)
Includes 500 Series B shares owned by the Bram and Elaine Goldsmith Trust and 300 Series B shares owned by the Elaine Goldsmith Revocable Trust, of which trusts Bram Goldsmith is a co-trustee.

(3)
Includes 500 Series A shares owned by the Goldsmith Family Foundation, a charitable foundation of which Russell Goldsmith is a director. Shares owned by the Goldsmith Family Foundation are also shown as being beneficially owned by Bram Goldsmith. Russell Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Foundation. Also includes 300 Series A shares owned by trusts of which members of the family of Russell Goldsmith are the beneficiaries and Russell Goldsmith is the sole trustee.

(4)
Includes 150 Series B shares owned by trusts of which members of the family of Russell Goldsmith are the beneficiaries and Russell Goldsmith is the sole trustee.

(5)
The shares are jointly owned by Frank Pekny and his wife.

(6)
Includes 46 Series A shares owned by a spouse of an officer with respect to which the officer disclaims beneficial ownership. The sum total for this column reflects appropriate elimination of duplicates attributable to both Russell and Bram Goldsmith under the Goldsmith Family Foundation (See footnotes (1) and (3).

CN Real Estate Investment Corporation II

        In 2002, CN Real Estate Investment Corporation II, an indirect wholly-owned subsidiary of the Corporation ("Subsidiary II"), sold in a private placement 121,530 shares of its 8.5% Series A Non-Cumulative Preferred Shares (the "Subsidiary II Series A Shares") for $100 per share. The Subsidiary II Series A Shares vote on a share for share basis with the common shares of Subsidiary II and are not convertible into common stock of Subsidiary II. Subsidiary II intends to continue to operate as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended, by investing primarily in participation interests in a portion of the Bank's portfolio of loans secured, in whole or in part, by real estate and leasehold improvements which generate net income.

        The information below sets forth the number of Subsidiary II Series A Shares beneficially owned as of January 31, 2003 by each of the current directors, the nominees recommended by the Board of Directors for election as directors, each of the individuals included in the "Summary Compensation Table" below and all current directors, nominees and executive officers as a group. Except as otherwise noted in the footnotes below, each of these persons had sole voting and investment power with respect to the Preferred Shares owned by him or her.

Name or Number of Persons in Group	Subsidiary II Series A Shares Beneficially Owned		Subsidiary II Series A Percent Of Class *
Bram Goldsmith	200	(1)	*
Russell Goldsmith	500	(2)	*

All Directors, Nominees and Executive Officers as a group (4 persons)	1,245	(1, 2, 3)	1.02%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than one percent of the outstanding shares of the Subsidiary's preferred stock.

(1)
Includes 100 shares owned by Bram Goldsmith's spouse. Bram Goldsmith disclaims beneficial ownership of the shares held by his spouse.

(2)
These shares are owned by trusts of which members of the family of Russell Goldsmith are the beneficiaries and Russell Goldsmith is the sole trustee.

(3)
Includes 2 shares owned by a spouse of an officer with respect to which the officer disclaims beneficial ownership.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

        The following table sets forth the compensation for services rendered in all capacities to the Corporation and its subsidiaries earned during or, in the case of bonuses, on account of, the years indicated by each of the Corporation's Chief Executive Officer and the four most highly compensated officers of the Corporation during 2002 (including, in some cases, officers of the Bank who were deemed executive officers of the Corporation) who were employed by the Corporation or the Bank at December 31, 2002 (collectively, the "Named Executive Officers").

Long Term Compensation(1)
Annual Compensation
Securities Underlying Options Granted
Name and Position with the Corporation and the Bank	Year	Salary		Bonus		Other Annual Compensation(2)	Restricted Stock Awards		All Other Compensation(3)(4)
Russell Goldsmith Vice Chairman and Chief Executive Officer, City National Corporation; Chairman of the Board and Chief Executive Officer, City National Bank	2002 2001 2000	$ $ $	844,743 807,709 751,526	$ $ $	1,088,609 895,665 1,017,359	— — —	— — —	375,000 125,000 83,000	$ $ $	23,500 20,308 20,955
Bram Goldsmith Chairman of the Board, City National Corporation	2002 2001 2000	$ $ $	540,000 540,000 540,000	$ $ $	385,000 385,000 385,000	— — —	— — —	— — —	$ $ $	83,500 80,308 80,955
George H. Benter, Jr. President, City National Corporation; President and Chief Operating Officer, City National Bank	2002 2001 2000	$ $ $	471,733 460,000 435,003	$ $ $	302,343 244,800 280,000	— — —	— — —	50,000 50,000 50,000	$ $ $	23,500 20,308 20,955
Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer, City National Corporation; Vice Chairman and Chief Financial Officer, City National Bank	2002 2001 2000	$ $ $	426,187 416,000 395,669	$ $ $	285,028 221,400 242,500	— — —	— — —	50,000 50,000 50,000	$ $ $	23,500 20,308 20,955
Jan R. Cloyde Executive Vice President and Manager, Banking Services, City National Bank	2002 2001 2000	$ $ $	362,543 353,000 327,503	$ $ $	242,465 188,300 210,000		— — —	25,000 17,500 12,700	$ $ $	23,500 20,308 19,582

(1)
The Corporation did not award restricted stock to any of the Named Executive Officers during the periods shown.

(2)
There were no perquisites or other personal benefits which, in the aggregate, exceeded the lesser of $50,000 or 10% of total salary and bonus for any of the Named Executive Officers.

(3)
Reflects the contribution to the Profit Sharing Plan allocable to the Named Executive Officer, including any matching contribution to the Section 401(k) deferred compensation feature of that Plan.

(4)
For Bram Goldsmith, also includes $60,000 in each of 2000, 2001 and 2002 for the premium paid on a life insurance policy originally purchased in 1980 which policy is owned by a trust of which Russell Goldsmith is one of the beneficiaries. See "—Employment Contracts, Change of Control Agreements and Termination Arrangements—Bram Goldsmith Agreement".

Employment Contracts, Change of Control Agreements and Termination Arrangements

        Russell Goldsmith Agreement.    Effective July 15, 1998, the Corporation and the Bank entered into an Employment Agreement (the "1998 Russell Goldsmith Agreement") with Russell Goldsmith pursuant to which he has served as Chairman of the Board and Chief Executive Officer of the Bank and Vice Chairman and Chief Executive Officer of the Corporation. The 1998 Russell Goldsmith Agreement remained in effect until July 15, 2002. The 1998 Russell Goldsmith Agreement provided for an annual salary of $675,000 for the first year, increasing each successive year by the lesser of (i) five percent (5%) plus a cost of living index and (ii) 10%. Russell Goldsmith was also entitled to an annual bonus equal to not less than 125% of his base compensation if plan goals for the year were achieved, scaled up ratably, to 200% of his base compensation, if 130% of plan goals were achieved, and scaled down ratably to 35% if 85% of plan goals were achieved.

        At their July and September 2002 meetings, the Board of Directors approved a new employment agreement for Russell Goldsmith (the "2002 Russell Goldsmith Agreement"), which was executed on March 20, 2003, with all terms and conditions effective as of July 15, 2002 and pursuant to which Russell Goldsmith has served and will continue to serve as Chairman of the Board and Chief Executive Officer of the Bank and Vice Chairman and Chief Executive Officer of the Corporation. The 2002 Russell Goldsmith Agreement, which will remain in effect until July 15, 2006, provides for an annual salary of $853,811 from July 15, 2002 until February 28, 2003, at which time the Agreement provides for a two percent (2%) increase in annual salary, effective until the next review date which is March 1, 2004. Thereafter, annual salary increases for each successive year will increase by a minimum of six percent (6%) per year on each of the following March 1 review dates, subject to voluntary reduction by Russell Goldsmith. Consistent with benefits provided to all Executive Committee members, Russell Goldsmith will receive an automobile allowance of $1,000 per month. Annual bonus incentive remained unchanged from the prior agreement. Russell Goldsmith is entitled to an annual bonus equal to not less than 125% of his base compensation if plan goals for the year are achieved, scaled up ratably, to 200% of his base compensation, if 130% of plan goals are achieved, and scaled down ratably to 35% if 85% of plan goals are achieved.

        The 2002 Russell Goldsmith Agreement also provides for the implementation of a Supplemental Executive Retirement Plan for Russell Goldsmith (the "SERP Benefits"). The SERP Benefits equal approximately 1.54% of his final average pay (the average of the highest three years of Russell Goldsmith's final five years salary and bonus) per year of service, up to a 25.2% maximum after 16.33 years of service, on February 14, 2012. The projected benefit after 16.33 years of service at age sixty-two (the normal retirement date) is $650,000. The SERP Benefits include provisions for (i) actuarial reduction for early retirement; (ii) actuarially increased benefit for delayed retirement; (iii) payment of vested benefits upon retirement, death or disability (lump sum option); (iv) elective provision for joint and survivor annuity for his spouse, with actuarially reduced pension; (v) death benefits for his spouse; and (vi) five years extra service credit, but no change in maximum benefit, in event of a change of control. The SERP Benefit becomes fully vested upon eight years of service, on October 16, 2003.

        The 2002 Russell Goldsmith Agreement also provided for the grant to Russell Goldsmith on July 24, 2002 of 250,000 non-qualified stock options to acquire the Corporation's common stock at an exercise price of $47.12 per share (the fair market value on that date) pursuant to the Corporation's 2002 Omnibus Plan. The option was immediately exercisable as to 83,334 shares; exercisable as to 83,333 shares on July 24, 2003; and exercisable as to the remaining 83,333 shares on July 24, 2004. The options will expire on July 23, 2012.

        The 2002 Russell Goldsmith Agreement provides that in the event the Corporation or the Bank terminates Russell Goldsmith's employment without good cause, Russell Goldsmith will be entitled to receive an amount equal to (i) the base compensation and bonus he would have received during the three years following the date of termination (assuming for purposes of the calculation that the term of the 2002 Russell Goldsmith Agreement had extended for a period of three years from the date of termination) and

(ii) the cost of all other employee benefits Russell Goldsmith would have received had he remained employed for three years following the date of termination. In addition, the stock options granted pursuant to the 2002 Russell Goldsmith Agreement, if not then exercisable in full, will become fully exercisable. For purposes of the 2002 Russell Goldsmith Agreement, "good cause" is defined as (i) conviction of a crime directly related to Russell Goldsmith's employment, (ii) conviction of a felony involving moral turpitude, (iii) willful and gross mismanagement of the Corporation's or the Bank's business and affairs or (iv) breach of a material provision of the 2002 Russell Goldsmith Agreement.

        If Russell Goldsmith's employment is terminated because of injury or physical or mental illness or due to Russell Goldsmith's death, he (or, in the event of his death, his beneficiary or estate) will be entitled to receive the same amounts and benefits as if his employment had been terminated without cause.

        Any dispute relating to the 2002 Russell Goldsmith Agreement will be resolved by binding arbitration. See "Change of Control Agreements" below, for information relating to change of control arrangements for Russell Goldsmith.

        Bram Goldsmith Agreement.    In March 1998, the Corporation and the Bank entered into an Employment Agreement (the "1998 Agreement") with Bram Goldsmith pursuant to which he served as Chairman of the Board of the Corporation and an officer of the Bank from May 15, 1998, to May 14, 2001. In March 2001, the Corporation and the Bank entered into an Employment Agreement (the "2001 Agreement") with Bram Goldsmith which provided for him to serve as Chairman of the Board of the Corporation and an officer of the Bank from May 15, 2001, to May 14, 2003. Both the 1998 Agreement and the 2001 Agreement provided for an annual salary of $540,000, as well as an annual incentive bonus, which bonus shall be no less a percentage of Bram Goldsmith's annual salary than the mean between the high and low percentage of annual salary paid as a bonus to any other member of the Corporation's or the Bank's Strategy and Planning Committee (both of which currently consist of Russell Goldsmith, Bram Goldsmith, George Benter, Frank Pekny and Jan Cloyde). The 1998 Agreement and the 2001 Agreement also provided that in no event shall the total employee remuneration (as that term is defined in Section 162(m) of the Internal Revenue Code) paid to Bram Goldsmith with regard to any one tax year of the Corporation total more than $925,000.

        On March 19, 2003, the Board of Directors of the Corporation and the Bank approved entering into a new employment agreement with Bram Goldsmith, who has agreed to the following terms (the "2003 Bram Goldsmith Agreement"). Under this new agreement, he will continue to serve as Chairman of the Board of the Corporation and in all current officer capacities until May 14, 2005. The 2003 Bram Goldsmith Agreement will provide that he will receive an annual salary of $350,000 commencing May 15, 2003. He will also receive an annual bonus for the performance year 2003 and each year thereafter, in an amount not to exceed $150,000. Like all other Executive Committee members, Bram Goldsmith will also receive a monthly automobile allowance of $1,000. He will receive title to a 1987 Mercedes valued at $6,000 which has been his Company car for the past fifteen years. All other provisions of the 2001 Agreement will remain in effect for the term of the 2003 Bram Goldsmith Agreement. The 2003 Bram Goldsmith Agreement was not yet executed as of the date of this Proxy Statement and is expected to be executed prior to the 2003 Annual Meeting of Stockholders. All other provisions of the 2001 Agreement remain in effect for the term of the 2003 Bram Goldsmith Agreement.

        Since 1980, employment arrangements between the Corporation and Bram Goldsmith have provided for various policies of life insurance. Since 1990, and continuing under the 1998 Agreement and the 2001 Agreement, an insurance policy on the joint lives of Bram and Elaine Goldsmith in the amount of $7,000,000 has been provided by the Bank, and will continue to be provided by the Bank while either Bram or Elaine Goldsmith remains alive. The Bank is currently obligated to pay an annual premium equal to the greater of $60,000 or the amount necessary to maintain a $7,000,000 death benefit. The Bank will receive from the death benefit of the policy, before any payments are made to the beneficiaries, a sum equal to the aggregate amount of premiums paid on the policy since its inception, without interest. The total premiums paid between 1980 and 2002 on the existing policy and its predecessor policy total approximately $840,842. There is no arrangement or understanding, formal or informal, that Bram Goldsmith has or will receive or be allocated an interest in the cash surrender value of the insurance policy. The Corporation is considering its obligation to continue to make the annual premium on this policy in light of Section 402 of the Sarbanes-Oxley Act which, with certain exceptions, prohibits publicly traded companies from making personal loans to directors and executive officers. It is not clear whether the arrangement between Bram Goldsmith and the Corporation with respect to the payment of premiums under this policy would constitute a loan within the meaning of the section and, if it is a loan, whether future payments of premiums which the Corporation was obligated to make at the date of enactment of the prohibition are subject to the section.

        The 2003 Bram Goldsmith Agreement will provide that in the event the Corporation terminates Bram Goldsmith's employment without good cause, Bram Goldsmith will be entitled to receive all compensation payable for the balance of the term as if it had not been terminated. For this purpose, "good cause" is defined as (i) conviction of a crime directly related to Bram Goldsmith's employment, (ii) conviction of a felony involving moral turpitude, (iii) willful and gross mismanagement of the Corporation's or the Bank's business and affairs, or (iv) breach of any material provision of the applicable agreement. If Bram Goldsmith's employment is terminated because of injury or physical or mental illness, the Corporation will be obligated to continue paying Bram Goldsmith's salary and bonus as if he continued to be employed by the Corporation, less any amount paid in lieu of salary under any private or governmental insurance program. If Bram Goldsmith's employment is terminated due to his death, his annual salary will be paid to his wife, if she is living, or his Revocable Living Trust, if she is not, for the lesser of two years or the remaining term of the 2003 Bram Goldsmith Agreement.

        Any dispute relating to the 1998 Agreement, the 2001 Agreement, or the 2003 Bram Goldsmith Agreement will be resolved through binding arbitration. See "Change of Control Agreements" below for information relating to change of control arrangements for Bram Goldsmith.

        Change of Control Agreements.    Each officer who is a member of the Bank's Executive Committee, including each of the five Named Executive Officers, has entered into a Change of Control Agreement (the "Change of Control Agreement"). The Change of Control Agreement provides that each officer shall be employed for a period of two years (three years for Russell Goldsmith, Bram Goldsmith, George Benter, Frank Pekny and Jan Cloyde) from the date of a change in control. The compensation, benefits, title, duties and other attributes of the officer's employment generally will be at least equal to that which was provided prior to the change in control.

        If, after a change of control (as defined in the Change of Control Agreement), the officer's employment is terminated other than for "cause" or the officer resigns for "good reason," the officer will be paid an amount equal to two times (three times for Russell Goldsmith, Bram Goldsmith, George Benter, Frank Pekny and Jan Cloyde) such officer's base salary and annual bonus plus the value of certain other benefits and payments foregone due to the termination and will continue to receive all employee benefits for two years (three years for Russell Goldsmith, Bram Goldsmith, George Benter, Frank Pekny and Jan Cloyde) after the date of termination. For purposes of the Change of Control Agreements, "cause" is defined to mean (i) a willful and continued failure to perform the officer's duties or (ii) willfully engaging in illegal conduct or gross misconduct materially and demonstrably injurious to the Corporation, and "good reason" is defined to include (i) an action which diminishes the officer's position, authority, duties or responsibilities or (ii) a failure by the Corporation to comply with the compensation provisions of the agreement. In addition, any resignation by the officer during the 30 day period immediately following the first anniversary of a change of control is deemed to be for "good reason."

        If it is determined that any payments made to an officer pursuant to the Change of Control Agreement would subject such officer to an excise tax pursuant to Section 4999 of the Internal Revenue Code of 1986, under certain circumstances such officer will also be paid an additional amount sufficient to put such officer in the same tax position as the officer would have been in had no excise tax been imposed on such payment.

        Stock Option Plans.    The 1995 Omnibus Plan, the 1999 Omnibus Plan and the 2002 Omnibus Plan, each contain provisions that take effect upon a change of control (as defined in each of the plans) of the Corporation. If a change of control occurs, all options held by employees vest in full unless the Compensation, Nominating & Governance Committee determines otherwise, in which event the Board of Directors or the Compensation, Nominating & Governance Committee, as applicable, will make provision for continuation and assumption of the plans and outstanding awards or for the substitution of new awards. Although the 1985 Stock Option Plan, under which no more options may be granted but under which there are still options outstanding, contains similar provisions, such provisions are no longer operative because all remaining options under the 1985 Stock Option Plan are fully vested.

        Executive Deferred Compensation Plan.    The Bank's 2000 Executive Deferred Compensation Plan allows officers who are senior vice presidents or above to elect each year to defer up to 100% of their salary, including commissions, and up to 100% of their annual bonus. Each officer's deferral account is credited with an amount equal to the net investment return of one or more equity or bond funds selected by the officer. Amounts in an officer's deferral account represent an unsecured claim against the Bank's assets and are paid, pursuant to the officer's election, in a lump-sum or in quarterly installments at a specified date during the officer's employment or upon the officer's termination of employment with the Bank. Under the prior executive deferred compensation plan, a participating officer may have used amounts deferred to purchase a split-dollar life insurance policy. Under the 2000 Executive Deferred Compensation Plan, the Bank provides a specified amount of life insurance coverage to each such eligible officer beginning on the date the officer executes an "Agreement for Transfer of Policy and Termination of Split-Dollar Life Insurance Agreement" and ending on December 31, 2009. The officer is entitled to name a beneficiary to receive the portion of the death benefit under the life insurance policy that is equal to the amount set forth in the 2000 Executive Deferred Compensation Plan.

Stock Option Plans

Option Grants in Last Fiscal Year

        The following table sets forth information regarding stock options granted to the Named Executive Officers during 2002. Bram Goldsmith was not granted options during 2002. No stock appreciation rights were granted during 2002.

	Individual Grants
Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees	Exercise Price (per share) (1)	Market Price on Grant Date (per share) (1)	Expiration Date	Grant Date Present Value (3)
Russell Goldsmith	125,000		7.59%	$50.30	$50.30	2/26/2012	$2,248,750
	250,000	(2)	15.18%	$47.12	$47.12	7/23/2012	$4,060,000
George H. Benter, Jr.	50,000		3.04%	$50.30	$50.30	2/26/2012	$899,500
Frank P. Pekny	50,000		3.04%	$50.30	$50.30	2/26/2012	$899,500
Jan R. Cloyde	25,000		1.52%	$50.30	$50.30	2/26/2012	$449,750

(1)
Closing price on the grant date as reported on the NYSE.

(2)
Options were granted in connection with the approval of the 2002 Russell Goldsmith Agreement.

(3)
"Grant Date Present Values" were calculated using the Black-Scholes option valuation model described below, which at the date of grant of the options were: a) $17.99 per option for the options with an exercise price of $50.30, and b) $16.24 per option for the options with an exercise price of

  $47.12. Present values were calculated using the Black-Scholes option valuation model with the following assumptions:

Expected Life	7.5 years
Volatility	30.97%
Dividend yield	1.75%
Risk-free investment rate	4.76%

  The expected life is based upon the pattern of exercises of options granted by the Corporation in the past. Volatility, a measure of the variability in the Corporation's stock price, is based on changes in the price of the Corporation's common stock during the past ten years, measured monthly. The dividend yield is an assumed rate. Actual dividend payments will depend upon a number of factors, including future financial results, and may differ substantially from the assumption. The risk-free investment rate is based on the yield on ten year U.S. Treasury Notes on the grant date.

  The actual value, if any, which a Named Executive Officer may realize will depend upon the difference between the option exercise price and the market price of the Corporation's common stock on the date of exercise.

        The options which expire on February 26, 2012 were granted on February 27, 2002 and the options which expire on July 23, 2012 were granted on July 24, 2002. The February 27, 2002 options become exercisable 25% on each anniversary date of the grant until fully exercisable. The July 24, 2002 options were immediately exercisable as to 83,334 shares, and thereafter exercisable as to an additional 83,333 shares on each of the following two anniversary dates of the grant. The options may become exercisable in full upon a change of control of the Corporation. See "—Employment Contracts, Change of Control Agreements and Termination Arrangements—Stock Option Plans".

Aggregated Option Exercises and Year-End Option Values

        The following table sets forth information regarding exercises of stock options by the Named Executive Officers during 2002 and the value of all unexercised in-the-money stock options held by the Named Executive Officers as of December 31, 2002. Bram Goldsmith did not exercise any stock options during 2002 and held no unexercised stock options at December 31, 2002. There were no exercises of stock appreciation rights during 2002 and no unexercised stock appreciation rights at December 31, 2002.

			Number of Shares Underlying Unexercised Options		Value of Unexercised in-the-money Options at Year-End(1)
	Shares Acquired upon Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Russell Goldsmith	90,000	$3,700,275	953,584	426,916	$15,154,829	$1,389,679
George H. Benter, Jr.	79,526	$3,236,234	213,128	126,875	$3,123,943	$803,036
Frank P. Pekny	77,625	$1,559,823	103,724	126,875	$1,944,588	$803,036
Jan R. Cloyde	—	—	35,750	44,500	$441,282	$204,119

(1)
Values are based on the $43.99 closing price of the Corporation's common stock on December 31, 2002, as reported on the NYSE. The actual amount which a Named Executive Officer may realize will depend upon the market price of the Corporation's common stock at the time shares obtained upon exercise of such options are sold.

COMPENSATION OF DIRECTORS

        The Corporation does not pay cash fees to its directors for attendance at meetings of the Board of Directors. However, the Bank, whose Board of Directors consists of the same individuals as the Corporation's Board of Directors and generally meets jointly with the Corporation's Board of Directors, pays a fee of $1,500 to each non-employee director for attendance at each meeting of its Board of Directors. Non-employee directors serving on committees appointed by the Board of Directors receive a fee of $1,000 for each committee meeting attended. In addition, the chair of each committee appointed by the Board of Directors receives an annual fee of $3,000.

        The Corporation's 1999 Omnibus Plan provides for the automatic annual grant of 500 discounted stock options to each non-employee director on the date of the annual meeting of stockholders ("Director Stock Options"). The exercise price of Director Stock Options is $1.00 per share, payable in cash, by surrender of Corporation common stock held by the director or a combination of the two. Director Stock Options vest six months after the date of grant or upon the earlier termination without cause of the option holder's directorship and expire ten years after the date of grant.

        The Bank's 2000 Director Deferred Compensation Plan allows non-employee directors to elect each year to defer up to 100% of their director fees. Each director's deferral account is credited with an amount equal to the net investment return of one or more equity or bond funds selected by the director. Amounts in a director's deferral account represent an unsecured claim against the Bank's assets and are paid, pursuant to the director's election, in a lump sum or in quarterly installments at a specified date during the director's service on the board or upon the termination of service as a director. Prior to 2000, the Corporation maintained a Director Deferred Compensation Plan which the Corporation terminated effective December 31, 1999. Under the Corporation's Director Deferred Compensation Plan, a participating director may have used amounts to purchase a split-dollar life insurance policy. Under the Bank's 2000 Director Deferred Compensation Plan, the Bank provides a specified amount of life insurance coverage to each such eligible director beginning on the date the director executes an "Agreement for Transfer of Policy and Termination of Split-Dollar Life Insurance Agreement" and ending on December 31, 2009. The director is entitled to name a beneficiary to receive the portion of the death benefit under the life insurance policy that is equal to the amount set forth in the Bank's 2000 Director Deferred Compensation Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information, as of December 31, 2002, relating to equity compensation plans of the Company pursuant to which grants of options and restricted stock may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights.	Weighted-average exercise price of outstanding options, warrants and rights.	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column).
Equity compensation plans approved by security holders	4,094,706(1)	$32.46	5,049,211(2)
Equity compensation plans not approved by security holders	1,881,912	$44.17	69,339

Total	5,976,618(3)	$36.15	5,118,550(4)

(1)
Includes 133,782 shares assumed in the acquisition of Civic Bancorp with a weighted-average exercise price of $26.75. Civic Bancorp shareholders had approved these stock option plans.

(2)
Includes 353,211 shares under the 1995 Omnibus Plan available for the issuance of restricted stock.

(3)
Includes 11,667 shares of restricted stock and 5,964,951 of stock options.

(4)
There are no formula used to calculate the number of securities available for issuance under the plans.

        In March 2001, the Board of Directors adopted the 2001 Stock Option Plan, which is a broadly-based stock option plan under which options may only be granted to employees of the Corporation and the subsidiaries who are neither directors or executive officers. The 2001 Stock Option Plan was not submitted to the stockholders for their approval. By action of the Board of Directors, as disclosed in the 2002 Proxy Statement, there are only 69,339 shares remaining available for issuance under the 2001 Stock Option Plan.

        Under the 2001 Stock Option Plan, the Committee may from time to time grant Nonqualified Stock Options ("NSOs"), (but not Incentive Stock Options or Director Stock Options), to "eligible employees." "Eligible employees" means full-time employees of the Corporation who are "exempt employees" under the Fair Labor Standards Act of 1938 and who are neither members of the Board nor "officers". "Officers" means those individuals determined by the Board of Directors to be officers of the Corporation who provide significant policy-making functions to the Corporation for purposes of Section 16 of the Securities Exchange Act of 1934.

        The 2001 Stock Option Plan contains a provision that takes effect upon a change in control (as defined in the plan) of the Corporation. If a change of control occurs, all options held by employees vest in full unless the Compensation, Nominating and Governance Committee determines otherwise, in which event the Board of Directors or the Compensation, Nominating & Governance Committee, as applicable, will make provision for continuation and assumption of the plans and outstanding awards or for the substitution of new awards, provided, however, that in no event shall any option be accelerated as to any Section 16 Person to a date less than six months after the Option Date of such option (as such terms are defined in the plan).

COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation, Nominating & Governance Committee during 2002 consisted of Richard L. Bloch (Chairman) and Michael L. Meyer. None of the members of the Compensation, Nominating & Governance Committee has ever been an officer or employee of the Corporation or any subsidiary of the Corporation.

        Both of the members of the Compensation, Nominating & Governance Committee were customers of the Bank in the ordinary course of business during 2002. Similar transactions are expected to occur in the future. In the opinion of management, all such transactions were effected on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, as to any loans, interest rates, fees and collateral, and any loans did not involve more than the normal risk of collection or present any other unfavorable terms.

REPORT ON EXECUTIVE COMPENSATION
BY THE COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE

        Decisions regarding compensation of the Corporation's chief executive officer, the members of the Corporation's Strategy and Planning Committee and any other officers of the Corporation earning an annual base salary of $200,000 or more, all of whom are employees of the Bank, are made by the Compensation, Nominating & Governance Committee of the Corporation, which acts jointly as the Compensation, Nominating & Governance Committee of the Bank (collectively the "Compensation, Nominating & Governance Committee"). The executive officers of the Corporation are compensated by the Bank and receive benefits under various Bank employee benefit plans. The Corporation provides incentive based compensation benefits to its executive officers pursuant to the Corporation's Profit Sharing Plan, the Executive Management Bonus Plan, the 1999 Variable Bonus Plan, the Executive Deferred Compensation Plan, the 1995 Omnibus Plan, the 1999 Omnibus Plan and the 2002 Omnibus Plan. The Compensation, Nominating & Governance Committee, administers the 1999 Variable Bonus Plan, the 1995 Omnibus Plan, the 1999 Omnibus Plan, the 2001 Stock Option Plan and the 2002 Omnibus Plan and grants options and other stock-based awards thereunder. The Compensation, Nominating & Governance Committee also administers outstanding options issued under the 1985 Stock Option Plan. No new options can be granted under the 1985 Stock Option Plan. References in the following report to the Corporation shall be deemed to include the Bank, unless otherwise noted.

        The Compensation, Nominating & Governance Committee presents the following report.

Overall Philosophy

        The Corporation's compensation and benefit programs provide systematic ways of rewarding employee-colleagues both as individuals and as members of a team for achieving or contributing meaningfully to the Corporation's strategic goals. Rewards are determined in accordance with the Corporation's "pay for performance" philosophy and are based on an evaluation process that periodically assesses performance against established goals. The compensation and benefit programs are reassessed annually for suitability with corporate growth strategies and competitiveness within the marketplace. Consistent with the Corporation's mission statement, these programs are designed to build, train, retain, reward and support the best team of professionals in the financial industry. They are designed to:

  •
  Reward achievement of corporate and individual goals in a fair, objective and consistent way;

  •
  Effectively motivate continued achievement of increasingly higher goals;

  •
  Attract and retain the best team of professionals;

  •
  Balance short and long-term objectives for both the Corporation and employee-colleagues;

  •
  Recognize behaviors that are consistent with the Corporation's values and culture;

  •
  Properly value and blend teamwork and individual effort; and

  •
  Provide appropriate levels of rewards using one or more of the following program components: base pay, bonus, stock options, benefit and retirement programs and training programs.

        Key elements of the compensation program for executive officers are base salary, annual cash bonus, stock option grants and benefits typically offered to executive officers by comparable financial institutions. These generally include banks of a size comparable to, or larger than, the Bank, both within and outside of Southern California, although the exact identity of the institutions surveyed to establish comparability varies from time to time, based on the availability of compensation data from third-party surveys. In addition, the Corporation uses custom survey data from a group of banks identified as financial/investment peer companies. These banks are similar to the Bank in asset size and product mix and are consolidated in a relatively small geographic location. Some, but not all, of the banks for which compensation survey information is considered are included within the SNL $10+ Billion Bank Index utilized in the "Stockholder Return Graph," below.

STOCKHOLDER RETURN GRAPH

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
City National Corporation	100.00	114.50	92.28	110.87	136.26	129.97
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
SNL $5B-$10B Bank Index	100.00	96.74	88.66	106.41	117.98	121.27
SNL $10B+ Bank Index	100.00	109.51	106.89	126.85	126.16	113.19

        The stockholder return graph compares the total cumulative stockholder return on the Corporation's common stock to the total cumulative returns of the Standard & Poor's 500 Index, the SNL $5-10 Billion Bank Index, and the SNL $10+ Billion Bank Index. In the most recent report to stockholders dated March 25, 2002, in connection with the 2002 Annual Meeting of Stockholders, the Committee did not include the SNL $10B+ Bank Index, since the Corporation's Assets fell below the $10 billion limit as of December 31, 2001. As of December 31, 2002 the Corporation's assets exceed $10 billion, and the SNL $10B+ Bank Index has been added for this reason.

        Each line on the stockholder return graph assumes that $100 was invested in the Corporation's common stock and the respective indices on December 31, 1997, and assumes quarterly reinvestment of all dividends. The total cumulative returns shown on the stockholder return graph reflect historical results only and are not necessarily indicative of future results.

        The stockholder return graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates it by reference, and shall not otherwise be deemed to be filed under such Acts.

Chief Executive Officer

        Base Salary.    Russell Goldsmith's base salary until July 15, 2002 was set by the terms of the 1998 Russell Goldsmith Agreement and thereafter was determined under the 2002 Russell Goldsmith Agreement. In determining the level of base salary provided for by the 1998 Russell Goldsmith Agreement and the 2002 Russell Goldsmith Agreement, the Compensation, Nominating & Governance Committee took into account Russell Goldsmith's qualifications and past experience, the performance of the Corporation since he became the Chief Executive Officer and the substantial increase in the size and diversification of the Corporation, the Corporation's long-term goals to continue to grow and diversify throughout the term of the 1998 Russell Goldsmith Agreement and the 2002 Russell Goldsmith Agreement, as well as data regarding base salary levels of Chief Executive Officers of other comparable financial institutions provided by independent consultants.

        Annual Cash Bonus.    All officers of the Corporation and its subsidiaries may be selected by the Compensation, Nominating & Governance Committee to participate in the 1999 Variable Bonus Plan. For 2002, Russell Goldsmith was the only officer selected to participate. Under the 1999 Variable Bonus Plan, the Compensation, Nominating & Governance Committee establishes an objective compensation formula (expressed as a percentage of base salary) based on the achievements of performance goals which may include net income, earnings per share, return on assets, return on equity, total stockholder return and other criteria. Based upon the formula established by the Compensation, Nominating & Governance Committee for 2002, which reflected the Corporation's net income goal, and the Bank's performance for 2002, Russell Goldsmith received a bonus of $1,088,609 in March 2003.

        Stock Option Grant.    For each performance year, stock option grants are traditionally made early in the following year. In this connection, Russell Goldsmith was awarded 125,000 stock options on February 27, 2002 by the Board of Directors for the 2001 performance year. On July 24, 2002, as part of the execution of the new four year 2002 Russell Goldsmith Employment Agreement, the Board of Directors authorized the grant of an additional 250,000 stock options to Russell Goldsmith.

        For the 2002 performance year, the Committee has not awarded stock options and/or restricted shares to Russell Goldsmith or any of the officers of the Corporation and Bank as of the date of this Proxy Statement. The Committee is actively evaluating option and restricted stock grants for the 2002 performance year, and will proceed with completing this process at the earliest practical date, which may be prior to the April 23, 2003 Annual Meeting of Stockholders. See "—Employment Contracts, Change of Control Agreements and Termination Arrangements—Russell Goldsmith Agreement".

Other Executive Officers

        Base Salary.    The Compensation, Nominating & Governance Committee considers and approves senior management recommendations concerning base salaries for executive officers. Base salary adjustments are usually effective beginning March 1. Executive officer base salaries for 2002 were primarily based on the performance of the Corporation and the individual and the individual's department or division, and the base salary levels at comparable financial institutions.

        Annual Cash Bonuses.    Most executive officers of the Corporation are also members of the Bank's Executive Committee and as such are eligible to participate in the Bank's Executive Management Bonus Plan. Russell Goldsmith is eligible to participate in the Bank's 1999 Variable Bonus Plan and not the Executive Management Bonus Plan. The Executive Management Bonus Plan governs annual cash bonuses payable to members of the Bank's Executive Committee (other than officers subject to other bonus arrangements). The Bank's Strategy and Planning Committee (each of the members of which is also a member of the Executive Committee) each year establishes a net income goal for the Corporation which is subject to the approval of the Board of Directors. Under the Plan, the aggregate amount of bonuses paid depends upon the degree to which the Corporation's performance falls below or exceeds the net income goal. Senior management recommends to the Compensation, Nominating & Governance Committee for its review and adoption the upper limit for bonuses, expressed as a percentage of annual base salary, based primarily on bonus levels for similar positions at comparable financial institutions. If the Corporation does not achieve at least 85% of its net income goal ("bonus threshold"), no cash bonuses are paid. If the Corporation achieves or exceeds the bonus threshold, bonuses may, but are not required to, be paid in the sole discretion of the Compensation, Nominating & Governance Committee. Determination of which executive officers will receive bonuses and in what amounts is made by the Compensation, Nominating & Governance Committee following discussion of the recommendations of senior management, based on a discretionary evaluation of the contribution to the accomplishment of the Corporation's net income goal by the officer and the officer's department or division. Not all eligible officers will necessarily receive a bonus and not all eligible officers will necessarily receive the same bonus.

        Additional amounts may be paid as bonuses to members of the Executive Committee who are deemed by the Compensation, Nominating & Governance Committee to have achieved superior performance during the rating period. The Corporation exceeded the 2002 bonus threshold, and bonuses were paid in March 2003.

        Stock Option Grants.    Recommendations of senior management for the grant of stock options to executive officers under the Corporation's stock option plans are generally submitted to the Compensation, Nominating & Governance Committee after the end of each fiscal year. In determining whether to recommend the grant of an option and the size of the grant to be awarded, senior management considers executive officers' salary levels, their expected contribution toward the growth and profitability of the Corporation and option grant levels at comparable financial institutions. Past financial performance of the Bank and the Corporation is given less weight in the decision, because the value of the option is dependent upon future appreciation in the stock price. After full discussion of the recommendations presented, the Compensation, Nominating & Governance Committee decides whether to award stock options.

        The stock option plans are designed to align the interests of the executive officers with the long-term interest of the Corporation's stockholders in increasing the market value of the Corporation's stock. The option exercise price is the fair market value of the Corporation's common stock on the date of the grant. The options generally have a vesting schedule of 25% per year beginning one year after the grant date which is intended to assist in the retention of executive officers and the creation of stockholder value over the long-term, because the option holder receives the full benefit of the option only after four years.

Statement Regarding Deductibility

        Under Internal Revenue Code Section 162(m), the Corporation's tax deduction may be limited to the extent total compensation paid to the Corporation's chief executive officer and the four other highest-paid executive officers exceeds $1 million in any one tax year. The deduction limit does not apply to payments which qualify as "performance based" provided certain requirements are met, including receipt of stockholder approval. It is the intent of the Compensation, Nominating & Governance Committee to structure the Corporation's compensation programs so that all compensation payments are tax deductible. However, the Compensation, Nominating & Governance Committee reserves the discretion to make payments which are not tax deductible. In determining whether to do so, the Compensation, Nominating & Governance Committee may consider a number of factors including, but not limited to, the tax position of the Corporation, the materiality of amounts likely to be involved, the performance levels of individuals who may receive such payments and the potential ramifications of the loss of flexibility to respond to unforeseeable changes in circumstances. Regulations under Section 162(m) permit stock options to be excluded from compensation if certain conditions are met. The Compensation, Nominating & Governance Committee believes that all options granted under the 1995 Omnibus Plan, the 1999 Omnibus Plan and the 2002 Omnibus Plan meet these conditions.

        On March 19, 2003, the Board of Directors revised and restated the Charters of the Compensation, Nominating & Governance Committee and the Audit Committee. The amended Charters are included in Appendix A and Appendix B, respectively. The amendments to the Charters are in response to the Board of Directors assessment of needed changes to reflect the high standards of integrity, independence and accountability necessary for the Committees, and to reflect evolving standards and best practices in corporate governance. Changes to the Committee Charters reflect changes in the law as a result of the Sarbanes-Oxley Act as well as various Securities and Exchange Commission orders issued under the Sarbanes-Oxley Act, and various proposed changes to the New York Stock Exchange Listing Standards. Notable among these changes was the expansion of the Charter of the Compensation and Directors Nominating Committee to include corporate governance responsibilities. These changes are reflected in the renaming of the Committee as the "Compensation, Nominating & Governance Committee" and in other changes to the responsibilities of the Committee as reflected in the revised Charter.

              RICHARD L. BLOCH, CHAIRMAN,
              MICHAEL L. MEYER

        The report of the Compensation, Nominating & Governance Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates it by reference, and shall not otherwise be deemed to be filed under such Acts.

Additional Corporate Governance Developments

        In March 2002, the Audit Committee of the Board of Directors conducted an extensive self-assessment of governance, critical accounting policies, and disclosure practices. As a result of this process, it determined that certain changes to the Audit Committee Charter were appropriate. The Charter amendments were included in the proxy materials submitted to the stock holders in connection with the 2002 Annual Meeting.

        At the October 2002 Board meeting, the Board of Directors appointed Michael L. Meyer to the Audit Committee, and designated him as the "Audit Committee Financial Expert" of the Audit Committee based on his extensive experience with internal controls, the preparation and auditing of financial statements, and his experience as a public accountant and auditor. The Board of Directors, in its business judgment, has determined that Mr. Meyer is an "independent director" in accordance with the current and proposed listing standards of the New York Stock Exchange and Section 301 of the Sarbanes-Oxley Act and the proposed rules thereunder.

REPORT BY THE AUDIT COMMITTEE

        The function of the Audit Committee is oversight. Management is responsible for the preparation, presentation and integrity of the Corporation's financial statements and the Corporation's independent auditors are responsible for auditing those financial statements. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. None of the members of the Committee are employees of the Corporation and we do not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.

        The Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Corporation's financial statements.

        The Audit Committee operates pursuant to a written charter adopted by the Corporation's Board of Directors.

        The Board of Directors, in its business judgment, has determined that each of the members of the Audit Committee is independent, as required by the applicable listing standards of the New York Stock Exchange.

        In performing its function, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements of the Corporation as of and for the year ended December 31, 2002 with the Corporation's management;

  •
  discussed with the Corporation's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect;

  •
  received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditors' independence; and

  •
  met with the chief executive officer, the chief financial officer and representatives of the disclosure committee to review reports on disclosure controls and procedures and management's conclusions about the effectiveness of the disclosure controls and procedures.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

        On March 19, 2003, the Charter of the Audit Committee was revised and restated by the Board of Directors of the Corporation and the Bank, in order to reflect changes determined necessary and appropriate in response to the Sarbanes-Oxley Act, various Securities and Exchange Commission orders, proposed amendments to New York Stock Exchange Listing Standards, and recent corporate governance developments affecting the best practices relating to the scope and responsibilities of Audit Committees. A copy of that revised Audit Committee Charter is attached as Appendix B.

              KENNETH ZIFFREN, CHAIRMAN
              RICHARD L. BLOCH
              STUART D. BUCHALTER
              MICHAEL L. MEYER

        The report of the Audit Committee shall not be deemed "soliciting material" or incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates it by reference, and shall not otherwise be deemed to be filed under such Acts.

CERTAIN TRANSACTIONS

        Since 1967, the Bank's Pershing Square Banking Office and a number of Bank departments have occupied leased space in the office building located at 606 South Olive Street in downtown Los Angeles (the "606 Building"). The 606 Building is owned by Citinational-Buckeye Building Co., a limited partnership of which Citinational Bancorporation and Olive-Sixth Buckeye Co. are the only general partners, each with a 29% partnership interest. Citinational Bancorporation, which is a wholly-owned subsidiary of the Bank, has an additional 3% interest as a limited partner of Citinational- Buckeye Building Co. Olive-Sixth Buckeye Co. is a limited partnership of which Bram Goldsmith, Chairman of the Board of the Corporation, is a 49% general partner. Therefore, Bram Goldsmith has an indirect 14% ownership interest in Citinational-Buckeye Building Co. The other partners of Citinational-Buckeye Building Co. and Olive-Sixth Buckeye Co. are not affiliated with the Corporation or the Bank.

        The Bank currently occupies space in the 606 Building under leases effective: September 30, 1996 and expiring in 2006; October 15, 2000 and expiring in 2005; and November 1, 2002 and expiring in 2006. Rental rates and other lease terms were negotiated at arms' length and are comparable to, or better than, rentals and lease terms for unaffiliated tenants in the 606 Building. In 2002 the Bank paid Citinational-Buckeye Building Co. a total of $1,523,028 for rent under all leases in the 606 Building and $129,475 for operating expense pass-throughs.

        In 1997, Citinational Bancorporation made advances to Citinational-Buckeye Building Co. in the form of both loans and capital contributions. The largest amount outstanding during 2002, including principal and accrued interest, was $4,846,033, which was the amount outstanding at January 14, 2002. Interest continues to accrue on the advances at a variable rate, which was 5.25% at December 31, 2002, based upon the Bank's prime rate. Payment of principal and interest are subordinated to a loan from a lender unaffiliated with the Bank, but may be made to the extent of the net cash flow generated by the 606 Building.

        Certain directors, officers and stockholders of the Corporation, and their associates, were depositors, borrowers or customers of the Bank in the ordinary course of business during 2002. Similar transactions are expected to occur in the future. In the opinion of management, all such transactions were effected on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, as to any loans, interest rates, fees and collateral, and any loans did not involve more than normal risk of collection or present other unfavorable features.

        Kenneth Ziffren, a director of the Corporation, is a Senior Partner with the law firm of Ziffren, Brittenham, Branca, Fischer, Gilbert-Lurie & Stiffelman LLP which may provide legal services to the Corporation or the Bank in the future. Ronald L. Olson, a director of the Corporation, is a Partner with the law firm of Munger, Tolles & Olson LLP which provided legal services to the Corporation or the Bank during 2002 and may do so in the future.

        Stuart D. Buchalter, a director of the Corporation, is Of Counsel to the law firm of Buchalter, Nemer, Fields & Younger P.C. which provided legal services to the Bank during 2002 and may do so in the future. Mr. Buchalter also serves as advisor and attorney for a long term Bank client ("Client") and certain related entities, and also as co-trustee of Client's insurance trust ("Insurance Trust"). In June 2002, the Bank extended the term of a $8.5 million letter of credit ("LOC") issued for the account of Client's business trust ("Trust"), for the benefit of a creditor of Insurance Trust, and secured by various collateral from Client, Trust, Insurance Trust and related entities (collectively, "Client Parties"). In August 2002, the Bank funded the LOC and is now pursuing a collection action related to its credit loss against Client Parties, each of which has asserted defensive counterclaims against the Bank. Stuart Buchalter is not a beneficiary, trustee, director or officer of Trust, and he has disclaimed any direct or indirect interest in any of the proceeds of the extensions of credit to Trust and any control, ownership or beneficial interest in Trust.

        For information relating to directors who are members of the Compensation, Nominating & Governance Committee, see "Corporation, Nominating & Governance Committee Interlocks and Insider Participation".

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Corporation and persons who own more than ten percent of the Corporation's common stock to file reports of initial ownership of the Corporation's common stock and subsequent changes in ownership with the Securities and Exchange Commission and any national securities exchange on which the Corporation's common stock is registered. Directors, officers and beneficial owners of more than ten percent of the Corporation's common stock are required by regulations of the Securities and Exchange Commission to furnish the Corporation with copies of all Section 16(a) reports they file.

        Based solely upon the Corporation's review of the copies of such reports furnished to the Corporation and written representations that no other reports were required to be filed during 2002, all Section 16(a) reporting requirements applicable to directors, officers and beneficial owners of more than ten percent of the Corporation's common stock were met in a timely manner.

INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors of the Corporation and the Board of Directors have, selected KPMG LLP to serve as the independent auditors of the Corporation for its fiscal year ended December 31, 2002. The Audit Committee has also selected KPMG LLP to serve as the independent auditors for the current fiscal year ending December 31, 2003.

        KPMG LLP performs both audit and non-audit professional services for and on behalf of the Corporation and its subsidiary. The Audit Committee requires that non-audit professional services must receive prior Committee approval and the Committee must consider whether the independent auditor's provision of any financial information systems design and implementation services or any other non-audit services is compatible with maintaining the independent auditor's independence. The Corporation has not and does not intend to use its independent auditor for services in connection with the design or implementation of hardware or software systems that aggregate source data underlying the financial statements or generate information that is significant to the financial statements taken as a whole. During 2002 and 2001, the audit services included examination of the consolidated financial statements of the Corporation, examination of the financial statements of the Corporation's subsidiaries and a review of certain filings with the Securities and Exchange Commission and other regulatory agencies.

        The aggregate fees billed for professional services by KPMG LLP in fiscal 2002 and 2001 for various services were:

	2002	2001
Audit Fees	$489,000	$446,000
Audit Related Service	359,455	332,250
Tax Compliance Fees	275,382	379,960
All Other Fees (1)	552,736	962,100

	$1,676,573	$2,120,310

(1)
All other fees are non-financial statement audit services such as capital generation and tax planning strategies, benefit plan design and acquisition related issues.

        Representatives of KPMG LLP are expected to be present at the annual meeting, will have the opportunity to make a statement should they desire to do so and are expected to be available to respond to appropriate questions which may be asked by stockholders.

STOCKHOLDER PROPOSALS

        To be considered for inclusion in the Corporation's proxy statement for the 2004 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to the Corporation's Secretary on or before November 25, 2003 and must satisfy the other requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

        The proxy card for the 2004 Annual Meeting of Stockholders will give the designated proxy holder authority to vote at his or her discretion on any matter which is not brought to the Corporation's attention on or before February 7, 2004.

APPENDIX A

CITY NATIONAL CORPORATION

COMPENSATION, NOMINATING & GOVERNANCE

COMMITTEE CHARTER

1.
Purpose.

        This Committee is appointed by the Board of Directors to assist the Board in discharging its responsibilities, as more completely set forth below, relating to the following:

  •
  Review and approval of director and officer compensation plans, policies and programs,

  •
  Assist the Board by identifying individuals qualified to become Board members,

  •
  Recommend to the Board director nominees, including nominees for election at annual meetings of shareholders,

  •
  Recommend to the Board the appropriate terms of all Corporate Governance Guidelines, Codes of Conduct, Codes of Ethics for Senior Financial Officers, among other policies and guidelines which the Committee determines necessary and appropriate for adoption by the Corporation,

  •
  Lead the Board in its annual review of the Board's performance, and the performance of various Committees of the Board,

  •
  Recommend to the Board director nominees for each Board Committee,

  •
  Produce an annual report on executive compensation for inclusion in the Corporation's annual proxy statement.

2.
Membership and Meetings

        This Committee shall be comprised of at least two directors, all of whom shall meet the independence requirements of the New York Stock Exchange and be "Non-Employee Directors" as defined in Rule 16b-3(3)(i) promulgated under the Securities Exchange Act of 1934, and "outside directors" as defined for purposes of Section 162(m) of the Internal Revenue Code, as amended.

        Members of this Committee shall be appointed by and may be replaced by the Board at any time.

        This Committee shall meet not less than twice each year and additional special meetings may be held at any reasonable time in the discretion of the Committee chairman.

3.
Committee Responsibilities and Authority.

        This Committee shall also function as the Compensation, Nominating & Corporate Governance Committee of the Corporation's wholly owned subsidiary, City National Bank.

        This Committee is responsible with respect to compensation matters as follows:

  a.
  Review annually, and have responsibility and authority for approving, management's recommendations and criteria for the overall annual compensation to be paid to or accrued for all officers and employees in the aggregate.

  b.
  Review annually, and have responsibility and authority for approving, management's recommendations for compensation, including salary, bonus and other perquisites and benefits, of the Chief Executive Officer, other members of the Strategy and Planning Committee and all other officers earning an annual base salary of $200,000 or more.

  c.
  Review upon new hire, and have responsibility and authority for approving or ratifying, the terms of employment, including compensation, title, reporting relationship, authority, duties and responsibilities, of the Chief Executive Officer, other members of the Strategy and Planning Committee and all other officers earning an annual base salary of $200,000 or more.

  d.
  Review and recommend to the Board of Directors, changes to the compensation and benefits provided to directors of the Corporation and Bank, including as members of any committees of the Board of Directors.

  e.
  Review, and have responsibility and authority for approving:

  (i)
  the terms of employment contracts and termination agreements with the Chief Executive Officer and the next four most highly compensated executive officers;

  (ii)
  the terms of any change in control agreements; and

  (iii)
  the recommendations of management to promote any person to an officer position of Executive Vice President or higher;

  f.
  Review, and recommend to the Board of Directors for approval, subject as necessary or appropriate to stockholder approval, stock option plans and other equity based compensation plans that permit payment in or based upon the Corporation's stock.

  g.
  Review, and have responsibility and authority for approving:

  (i)
  Other compensation plans (and material amendments thereto) in which the directors, the Chief Executive Officer, other members of the Strategy and Planning Committee or any other officers earning an annual base salary of $200,000 or more participate; and

  (ii)
  Other broadly-based compensation plans (and material amendments thereto) which, by their terms, are available to employees or officers or directors;

            Except as otherwise specifically provided in this charter, or otherwise requested of, referred to or initiated by this Committee, this Committee shall not be required to review or approve a compensation plan if it is available only to a limited category or number of personnel and provides for aggregate payments not material to the Corporation.

  h.
  Administer the Corporation's stock option plans and other equity based compensation plans that permit payment in or based upon the Corporation's stock, which shall include:

  (i)
  Reviewing the plans, from time to time as this Committee deems appropriate, including the structure, intended goals and methodology of execution, to determine if the goals and objectives of the plans are being fulfilled;

  (ii)
  Issuing grants under the plans, reviewing management's recommendations for grants to employees and reviewing grants of director stock options;

  (iii)
  Interpreting, establishing and amending the provisions of the plans, subject to any limitations set forth in the plans or in any applicable laws and regulations; and

  (iv)
  Reviewing, and recommending to the Board of Directors for approval, subject as necessary or appropriate to stockholder approval, material amendments to the plans.

  i.
  Appoint the administrator of, or the members of the committee which serves as the administrator of, such other compensation plans for which the Corporation is required or authorized to designate an administrator and administer such other compensation plans for which this Committee is designated as the administrator.

  j.
  Report to the Board of Directors regarding such other matters relating to the compensation of the Corporation's officers as may be requested of, referred to or initiated by this Committee.

  k.
  Prepare, or cause to be prepared subject to this Committee's review and approval, a report to be included in the Corporation's proxy statement relating to the annual meeting.

  l.
  The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee may request any officer or employee of the Corporation or its outside advisors to attend a meeting of the Committee, or to meet with any Committee member or other advisors to the Committee.

  m.
  The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and recommend to the Board the CEO's compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

  n.
  The Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, officers and other key executives, including incentive- compensation plans and equity-based compensation plans.

  o.
  The Committee may form and delegate authority to subcommittees when appropriate.

This Committee will act with respect to nomination and corporate governance matters as follows:

  a.
  The Committee will have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Committee will also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

  b.
  The Committee will actively seek individuals qualified to become Board members for recommendation to the Board for appointment or nomination for election as directors.

  c.
  The Committee will receive comments from all directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year.

  d.
  The Committee will review and reassess the adequacy of any Corporate Governance Guidelines, Codes of Conduct, Codes of Ethics for Senior Financial Officers, an other related business conduct codes, policies or guidelines of the Company and recommend any proposed changes to the Board for approval.

  e.
  Consider and recommend to the Board of Directors nominees for election as directors.

  f.
  Report to the Board of Directors regarding such other matters relating to the general duties, size and composition of the Board of Directors and its committees as may be requested of, referred to or initiated by this Committee.

  g.
  The Committee shall consider issues involving possible conflicts of interest of directors. The Committee shall have the authority to consider for approval any related party transactions.

4.
Committee Reports and Self-Assessment

        The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance and report annually on its findings to the Board of Directors.

APPENDIX B

CITY NATIONAL CORPORATION AUDIT COMMITTEE CHARTER

1.
Purpose.

        This Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities regarding the following:

  •
  Monitoring the integrity of the Corporation's financial statements and financial accounting practices;

  •
  Monitoring the Corporation's compliance with legal and regulatory requirements; and

  •
  Monitoring the qualifications, independence and performance of the Corporation's internal auditors1 and independent auditors.

(1)
For purposes of this charter, "internal auditors" shall be deemed to include the Compliance and Loan Review units.

        The function of the Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit of the Corporation's annual financial statements, reviews of the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures. The members of this Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including with respect to the issue of auditor independence. It is not the duty or responsibility of this Committee or any of its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

        Each member of this Committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to this Committee by such persons or organizations absent actual knowledge to the contrary (which shall be reported promptly to the Board of Directors) and (iii) representations made by management as to any information technology or other non-audit services provided by the independent auditor to the Corporation.

2.
Committee Membership & Qualifications.

        This Committee shall comprise at least three members appointed by the Board of Directors. Each member of this Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the Federal Deposit Insurance Act and implementing regulations, as such may be in effect from time to time. Each member shall be "financially literate" (as such term is interpreted by the Board of Directors in its business judgment). Not less than one member of this Committee shall be an "Audit Committee Financial Expert" as defined by the Securities Exchange Commission, and not less than two members of this Committee shall have "banking or related financial management expertise" (as determined by the Board of Directors in accordance with guidelines of the Federal Deposit Insurance Corporation (12 CFR 363, Appendix A)). Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board of Directors determines that such service is not otherwise prohibited and will not impair the effectiveness and ability of Committee members to serve on this Committee. The members of the Committee shall be appointed by the Board on recommendation of the Compensation, Nominating and Governance Committee. Committee members may be replaced by the Board.

3.
Responsibilities and Authority.

        This Committee shall also function as the Audit Committee of the Corporation's wholly owned subsidiary, City National Bank, as permitted by the Federal Deposit Insurance Act and implementing regulations (12 USC 1831m(i), 12 CFR 363.1(b)(2)).

        The Committee shall have the sole authority to appoint or replace the independent auditor (subject to any applicable required shareholder approval). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting arising from the preparation or issuance of an audit report or related work. The independent auditor shall report directly to the Committee.

        This Committee shall have the authority to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Corporation and any subsidiaries of the Corporation, including City National Bank, direct access to the independent auditors and the power to retain independent legal, accounting, or other advisors or experts for this purpose. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for the payment of compensation to independent advisors to the Committee, and for the payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report.

        This Committee shall review and reassess the adequacy of this charter at least annually and shall obtain approval of any revisions to this charter from the Board of Directors. This Committee shall report the results of its activities to the Board of Directors on a regular basis. The Committee shall annually review the Committee's own performance.

4.
Guidelines for Performing Responsibilities.

a.
This Committee is responsible for ensuring that the independent auditor submits on a periodic basis:

(i)
a formal written statement, as required by the Independence Standards Board Statement No. 1, delineating all relationships between the independent auditor and the Corporation and

(ii)
a formal written statement of the fees billed by the independent auditor for each of the following categories of services: (A) the audit of the Corporation's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for that fiscal year; (B) audit related services, (C) tax compliance fees, and (D) all other services, which may include non-financial statement audit services such as capital or debt issuance and tax planning strategies, benefit plan design and acquisition related issues, among others.

b.
This Committee shall pre-approve the retention of the independent auditor for any auditing and permitted non-audit services (including the fees and terms thereof), subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act which are approved by the Committee prior to the completion of the audit. This Committee will be responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity or independence of the independent auditor and for recommending action by the Board of Directors to satisfy itself of the independent auditors' independence. This Committee shall consider the effect on the independent auditor's independence of the their provision of non-audit services (it being recognized that, in connection with such consideration, this Committee will rely on the accuracy of the information provided by the independent auditor as to the services provided and the fees billed and on the representations of management).

  c.
  This Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the Corporation's and subsidiaries' internal controls regarding financial, accounting, regulatory, and legal compliance and conformity with the Corporation's Code of Conduct, including disclosures of insider and affiliated party transactions.

  d.
  This Committee shall review with management and the independent auditors financial results prior to the release of earnings and interim financial statements prior to the filing of the Corporation's quarterly report on Form 10-Q. The chair of this Committee (or in his or her absence, another member of this Committee) may represent the entire Committee for the purposes of this review.

  e.
  This Committee shall review with management and the independent auditors the financial statements to be included in the Corporation's annual report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including the independent auditors' judgment about the quality of accounting principles, the reasonableness of significant judgments and the clarity of disclosures.

  f.
  This Committee will discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection of application of accounting principles, any major issues as to the adequacy of internal controls and any special steps adopted in light of identified material control deficiencies.

  g.
  This Committee will periodically review with management and the independent auditors:

  (i)
  All critical accounting policies and practices to be used.

  (ii)
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  (iii)
  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  h.
  This Committee will discuss with management the Corporation's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

  i.
  This Committee will discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation's financial statements.

  j.
  This Committee will discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporations risk assessment and risk management policies.

  k.
  This Committee will discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  l.
  This Committee will review disclosures made by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

  m.
  With respect to the oversight of the Corporation's independent auditor, this Committee will:

  (i)
  Review and evaluate the lead partner of the independent auditor team.

  (ii)
  Obtain and review a report from the independent auditor at least annually regarding:

  •
  the independent auditor's internal quality-control procedures,

  •
  any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

  •
  any steps taken to deal with any such issues, and

  •
  all relationships between the independent auditor and the Corporation.

  (iii)
  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors.

  (iv)
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  (v)
  Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

  (vi)
  Discuss with the national office of the independent auditor issues on which they were consulted by the Corporation' s audit team and matters of audit quality and consistency, to the extent deemed necessary and appropriate by the Committee.

  (vii)
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  n.
  With respect to oversight of the Corporation's internal audit function, this Committee will:

  (i)
  Review the appointment and replacement of the senior internal auditing executive.

  (ii)
  Review the significant reports to management prepared by the internal auditing department and management's responses.

  (iii)
  Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  o.
  This Committee will obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been triggered.

  p.
  This Committee will obtain reports from management, including as appropriate the managers of Human Resources, Risk Management, Internal Audit, Compliance and Loan Review, that the Corporation and its subsidiary and affiliated entities are in conformity with applicable legal and regulatory requirements and the Corporation's Code of Conduct.

  q.
  This Committee will review reports and disclosures of insider and affiliated party transactions and advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Conduct.

  r.
  This Committee will establish and maintain procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  s.
  This Committee will discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation's financial statements or accounting policies.

  t.
  This Committee will review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  u.
  This Committee will prepare, or cause to be prepared subject to this Committee's review and approval, a report to be included in the Corporation's proxy statement relating to the annual meeting stating whether this Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, (3) received from the independent auditors the disclosures regarding the auditors' independence required by Independence Standards Board Statement No. 1, and (4) based upon its review and discussions, recommended to the Board of Directors that the audited financial statements be included in the Corporation's annual report on Form 10-K.

  v.
  This Committee will meet separately in executive session at least annually with 1) management, 2) the independent auditor, and 3) the managers of Risk Management, Internal Audit, and Loan Review, to discuss any matters that the Committee or any of these persons believes should be discussed in the interest of fulfilling the purpose, responsibility and authority of the Committee or any of these persons. This Committee will also conduct special meetings as it determines necessary and appropriate in addition to regular meetings.

CITY NATIONAL CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS—APRIL 23, 2003
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated March 24, 2003, and hereby appoints Frank P. Pekny, Michael B. Cahill and Heng W. Chen, or each of them acting individually, and each with power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders of CITY NATIONAL CORPORATION on April 23, 2003, at 4:30 p.m., and any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:

(1)
ELECTION OF DIRECTORS
☐	FOR all the nominees listed below to serve as Class I directors for a term of three years (EXCEPT AS MARKED TO THE CONTRARY BELOW)
☐	WITHHOLD AUTHORITY to vote for all nominees listed below
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

(2)
In their discretion, upon all other matters as may properly be brought before the annual meeting or any adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS NAMED ABOVE.

(CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

        Please complete, sign and mail this Proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.

Dated	, 2003

Signature of Stockholder(s)
(Please sign your name exactly as it appears hereon. In the case of stock held in joint tenancy, all joint tenants must sign. Fiduciaries should indicate title and authority.)

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TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
ELECTION OF DIRECTORS
BOARD OF DIRECTORS COMMITTEES
PRINCIPAL HOLDERS OF COMMON STOCK
SECURITY OWNERSHIP OF MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
COMPENSATION OF DIRECTORS
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE
STOCKHOLDER RETURN GRAPH
REPORT BY THE AUDIT COMMITTEE
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
APPENDIX A CITY NATIONAL CORPORATION COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE CHARTER
APPENDIX B CITY NATIONAL CORPORATION AUDIT COMMITTEE CHARTER